INCOME TAXES (Tables)	12 Months Ended
May 31, 2020
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The tax effects of the temporary differences that give rise to the Company’s estimated deferred tax assets and liabilities are as follows:

	May 31,	May 31,
	2020	2019
Federal and state statutory rate	21%	21%
Net operating loss carry forwards	2,538,429	3,001,749
Valuation allowance for deferred tax assets	(2,538,429)	(3,001,749)
Net deferred tax assets	-	-